                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement on Form S-3 of Albertson's, Inc. (the "Company") of our report dated March 19, 1997 incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 1997 and to the reference to us under the heading "Experts" in the Prospectus that is a part of this Registration Statement.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Boise, Idaho
December 8, 1997